SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 24, 2001

                                  Tritel, Inc.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-28435                 64-0896417
         --------                   ---------                 ----------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

                          1010 N. Glebe Road, Suite 800
                               Arlington, VA 22201
                               -------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (703) 236-1100

                     --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            In connection with the acquisition of Tritel, Inc. (the "Company") by TeleCorp PCS, Inc. ("TeleCorp") on November 13, 2000, TeleCorp has determined that it will retain one independent accounting firm for itself and its direct and indirect subsidiaries. In connection with the foregoing, on April 24, 2001, the Company, Tritel Communications, Inc. ("Communications"), Tritel Finance, Inc. ("Finance") and Tritel PCS, Inc. ("PCS" and together with the Company, Communications and Finance, the "Tritel Entities") dismissed their prior independent accountants, KPMG LLP, and retained as their new independent accountants PricewaterhouseCoopers LLP which currently serves as the independent accounting firm of TeleCorp. Communications, Finance and PCS are direct subsidiaries of the Company. KPMG LLP's report on the consolidated financial statements of the Company for the two most recent fiscal years (i.e., the fiscal years ended December 31, 2000 and December 31, 1999) contained no adverse opinion nor any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the Tritel Entities' accountants was approved by the Board of Directors of each of the Tritel Entities.

            During the Tritel Entities' last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between any of the Tritel Entities and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

            KPMG LLP did not advise the Company that a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K, as promulgated by the Securities and Exchange Commission, occurred with respect to the Tritel Entities within the last two fiscal years and the subsequent interim period to the date hereof.

            During the last two fiscal years and the subsequent interim period to the date hereof, the Tritel Entities did not consult PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

            The Tritel Entities have requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of such letter, dated April 30, 2001, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)         Exhibits

                  Exhibit 16.1 Letter from KPMG LLP to the Securities and Exchange Commission.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRITEL, INC.

      Date: April 30, 2001

                                              By:   /s/ Thomas H. Sullivan
                                                    ---------------------------
                                                    Thomas H. Sullivan
                                                    President, Chief
                                                    Financial Officer and
                                                    Treasurer

                                   EXHIBIT INDEX

      EXHIBIT           DESCRIPTION

      Exhibit           16.1 Letter from KPMG LLP to the Securities and Exchange
                        Commission.